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                                                                   EXHIBIT 10.11

                               AMENDMENT NO. 1 TO
                    EMPLOYMENT (CHANGE IN CONTROL) AGREEMENT

        This Amendment made as of November 1, 2002 between WSI Industries, Inc., a Minnesota corporation (hereinafter called the "Company"), and Paul Sheely (the "Executive").

        WHEREAS, the Company and Executive entered into an Employment (Change in Control) Agreement dated as of January 11, 2001 (the "Change in Control Agreement"); and

        WHEREAS, the Company and Executive desire to amend the Change in Control Agreement as provided in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereby agree as follows:

        3. Section 1 of the Change in Control Agreement is hereby amended in its entirety as follows:

                  "1. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect until January 11, 2005. After January 11, 2005, this Agreement shall automatically renew for successive one-year periods unless WSI notifies the Executive of termination of the Agreement at least sixty (60) days prior to the end of the initial term or any renewal term. Notwithstanding the preceding sentence, if a Change in Control occurs, this Agreement shall continue in effect for a period of 12 months from the date of the occurrence of a Change in Control. Notwithstanding anything herein to the contrary, the Executive's employment shall be at all times at the will of WSI, and nothing in this Agreement shall prohibit or limit the right of WSI or Executive, prior to a Change in Control, to terminate the employment of Executive for any reason or for no reason"

         4. All other terms of the Change in Control Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment as of the date first written above.

                                           WSI INDUSTRIES, INC.

                                           By:  /s/  Michael J. Pudil
                                                --------------------------------
                                                Michael J. Pudil, President

                                               /s/  Paul Sheely
                                               ---------------------------------
                                                    Paul Sheely